Exhibit 99.3


                      LEXINGTON CORPORATE PROPERTIES TRUST

                         SUPPLEMENTAL REPORTING PACKAGE

                      For the year ended December 31, 2004




                                Table of Contents

           Income Statements................................................   1
           Balance Sheets...................................................   2
           Fourth Quarter Transaction Summary...............................   3
           Third Quarter Transaction Summary................................   4
           Second Quarter Transaction Summary...............................   5
           First Quarter Transaction Summary................................   6
           Property Holdings................................................   7
           Properties by Location...........................................  18
           Lease Rollover Schedules.........................................  19
           Mortgages and Notes Payable......................................  21
           Revenue by Tenant Industry.......................................  25
           Review by MSA....................................................  26
           Other Revenue Data...............................................  28

                      LEXINGTON CORPORATE PROPERTIES TRUST
                          AND CONSOLIDATED SUBSIDIARIES

                        CONSOLIDATED STATEMENTS OF INCOME
                  (dollars in thousands, except per share data)


                                                                           Three Months Ended                 Twelve Months Ended
                                                                              December 31,                        December 31,
                                                                          2004             2003              2004             2003
                                                                          ----             ----              ----             ----
Gross revenues:
   Rental                                                         $     36,452     $     28,160      $    140,003     $    105,057
   Advisory fees                                                         1,710              739             4,885            1,429
   Tenant reimbursements                                                 2,068            1,059             6,337            4,498
                                                                --------------   --------------    --------------   --------------
           Total gross revenues                                         40,230           29,958           151,225          110,984


Expense applicable to revenues:
   Depreciation and amortization                                       (12,106)          (6,856)          (38,930)         (25,623)
   Property operating                                                   (3,269)          (2,084)          (10,451)          (8,107)
General and administrative                                              (3,933)          (2,646)          (13,939)          (9,659)
Write off - tenant bankruptcy                                           (2,884)              --            (2,884)              --
Non-operating income                                                       711              160             3,276            1,442
Interest and amortization expense                                      (12,230)          (8,430)          (46,437)         (35,793)
Debt satisfaction charges                                                    -              226                --           (7,459)
                                                                --------------   --------------    --------------   --------------

Income before (provision) benefit for income taxes, minority             6,519           10,328            41,860           25,785
   interests and equity in earnings of joint ventures
(Provision) benefit for income taxes                                       635               17            (1,181)            (259)
Minority interests                                                        (693)          (1,272)           (4,196)          (3,569)
Equity in earnings of joint ventures                                     1,811            1,551             7,194            5,707
                                                                --------------   --------------    --------------   --------------
Income from continuing operations                                        8,272           10,624            43,677           27,664
                                                                --------------   --------------    --------------   --------------

Discontinued operations, net of minority interest:
   Income from discontinued operations                                      38              770             1,102            3,794
   Impairment charges                                                   (2,671)              --            (5,447)              --
   Gains on sales of properties                                          1,410            1,047             5,475            2,191
                                                                --------------   --------------    --------------   --------------
   Total discontinued operations                                        (1,223)           1,817             1,130            5,985
                                                                --------------   --------------    --------------   --------------
Net income                                                               7,049           12,441            44,807           33,649
Dividends attributable to preferred shares - Series B                   (1,590)          (1,590)           (6,360)          (3,392)
Dividends attributable to preferred shares - Series C                     (585)              --              (585)              --
                                                               -------------     --------------   --------------    --------------
Net income allocable to common shareholders                       $      4,874     $     10,851      $     37,862     $     30,257
   Depreciation and amortization                                        12,020            7,304            39,894           27,634
   Minority interests - OP Units                                          (311)           1,334             2,570            4,039
   Amortization of leasing commissions                                      98              206               647              812
   Joint venture adjustment - depreciation                               2,658            1,084             7,559            3,951
   Preferred share dividend - Series C                                     585               --               585               --
   Gains on sales of properties                                         (1,410)          (1,047)           (5,475)          (2,191)
                                                                --------------   --------------    --------------   --------------
Funds from operations(2)                                          $     18,514     $     19,732      $     83,642     $     64,502
                                                                ==============   ==============    ==============   ==============

Rent below GAAP revenue(1)                                        $        414     $        772      $      3,350     $      3,790
Per share/unit
   Basic net income                                               $       0.10     $       0.28      $       0.81     $       0.89
   Diluted net income                                             $       0.10     $       0.28      $       0.80     $       0.88
   Funds from operations(2)-basic                                 $       0.34     $       0.45      $       1.60     $       1.64
   Funds from operations(2)-diluted                               $       0.34     $       0.45      $       1.60     $       1.63

                      LEXINGTON CORPORATE PROPERTIES TRUST
                          AND CONSOLIDATED SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS
                             (dollars in thousands)



                                                                12/31/04               12/31/03
                                                                --------               --------

Real estate, at cost                                         $     1,407,872         $     1,162,395
Accumulated depreciation                                            (180,610)               (160,623)
Investment in joint ventures                                         132,738                  69,225
Properties held for sale - discontinued operations                    13,216                  36,478
Intangible assets, net                                                54,736                  14,736
Cash and cash equivalents                                            146,957                  15,923
Deferred expenses, net                                                 7,860                  10,013
Rent receivable                                                        4,123                       -
Rent receivable - deferred                                            23,923                  24,069
Due from affiliates                                                   45,800                       -
Other assets                                                          40,472                  35,195
                                                         -------------------     -------------------
                                                             $     1,697,087         $     1,207,411
                                                         ===================     ===================

Mortgages and notes payable                                  $       765,144         $       551,385
Liabilities - discontinued operations                                  1,688                       -
Other liabilities                                                     22,388                  10,667
Prepaid rent                                                           3,818                   2,482
Minority interests                                                    56,759                  59,220
Shareholders' equity                                                 847,290                 583,657
                                                         -------------------     -------------------
                                                             $     1,697,087         $     1,207,411
                                                         ===================     ===================

Common shares                                                     48,621,273              40,682,001
Preferred shares - Series B                                        3,160,000               3,160,000
Preferred shares - Series C                                        2,700,000                       -
Operating partnership units                                        5,408,699               5,430,454
                                                         -------------------     -------------------
                                                                  59,889,972              49,272,455
                                                         ===================     ===================



1 Equal to the difference between rents collected and straight-line rental income recognized under generally accepted accounting principles.
2 The Company believes that Funds From Operations ("FFO") enhances an investor's understanding of the Company's financial condition, results of operations and cash flows. The Company believes that FFO is an appropriate, but limited, measure of the performance of an equity REIT. FFO is defined in the April 2002 "White Paper" issued by the National Association of Real Estate Investment Trusts, Inc. ("NAREIT") as "net income (or loss) computed in accordance with generally accepted accounting principles ("GAAP"), excluding gains (or losses) from sales of property, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures." FFO should not be considered an alternative to net income as an indicator of operating performance or to cash flows from operating activities as determined in accordance with GAAP, or as a measure of liquidity to other consolidated income or cash flow statement data as determined in accordance with GAAP.



                                                LEXINGTON CORPORATE PROPERTIES TRUST
                                                 Fourth Quarter Transaction Summary

  Investments ($000's)
                                                                                                        Average           Scheduled
                                                                                Property   Capitalized   Annual    GAAP     Lease
Tenant/Guarantor                                          Location                Type        Costs       Rent     Yield     Term
----------------                                          --------                ----        -----       ----     -----     ----
Spacelabs Medical, Inc.                                   Issaquah, WA - 2       Office    $  50,914  $   4,053    8.0%     12/14
  (OSI Systems, Inc.)(1)                                    locations
Playboy Enterprises, Inc./                                Los Angeles, CA        Office       18,010      1,258    8.5%    10/12 &
  Sony Electronics, Inc.                                                                                    271             08/09
Foot, Cone & Belding                                      Chicago, IL            Office       50,155      3,951    7.9%     03/14
  (Interpublic Group of Companies, Inc.) (2)
Dana Corporation                                          Olive Branch, MS     Industrial      7,079        632    8.9%     06/12
Voicestream PCS II Corporation (T-Mobile USA, Inc.) (1)   Lenexa, KS             Office       13,940      1,352    9.7%     10/19
Progressive Casualty Insurance Company (2)                Rancho Cordova, CA     Office       33,448      2,804    8.4%     07/12
ANSYS, Inc.(2)                                            Canonsburg, PA         Office       15,132      1,354    8.9%     12/14
Verizon Wireless(1)                                       Wilmington, NC         Office       20,450      1,624    7.9%     12/16
Kmart Corporation(2)                                      6 locations            Retail       27,818      2,685    9.7%     12/18
Invensys Systems, Inc. (Siebe, Inc.)                      Foxboro, MA            Office       29,238      3,365    11.5%    07/15
Invensys Systems, Inc. (Siebe, Inc.)                      Foxboro, MA            Office       24,574      2,593    10.6%    07/14
                                                                                           ---------  ---------    -----
                                                                                           $ 290,758  $  25,942    8.9%
                                                                                           =========  =========    ====


   Dispositions ($000's)

   Tenant/Guarantor                                  Location              Property Type     Net Sale Price       Net Book Value
   ----------------                                  --------              -------------     ---------------      --------------
   Wal-Mart, Inc.                                    Jacksonville, AL         Retail        $      1,408        $      1,908
   Circuit City Stores, Inc.                         Sacramento, CA           Retail               4,324               2,422
                                                                                            ------------        ------------
                                                                                            $      5,732        $      4,330
                                                                                            ============        ============


   Lease Extensions ($000's)
                                                                       Property     Previous       Extended      Extension Rent
   Tenant/Guarantor                                 Location             Type         Term           Term           Per Annum
   ----------------                                 --------             ----          ----          ----           ---------
   Bull Information Systems, Inc.                   Phoenix, AZ         Office        10/05         10/10             $ 704



   New Financings ($000's)

   Tenant/Guarantor                                                     Location                   Amount        Rate         Term
   ----------------                                                     --------                   ------        ----         ----
   Veritas DGC, Inc. (2)                                                Houston, TX               $ 23,910      5.41%        10/15
   Hagemeyer Foods (N.A.), Inc. (2)                                     Weston, FL                  10,860      5.42         11/14
   Circuit City Stores, Inc. (2)                                        Weston, FL                   7,500      5.52         11/17
   ANSYS, Inc.(2)                                                       Canonsburg, PA               9,095      5.38         01/15
   Carlson Restaurants Worldwide, Inc.                                  Carrollton, TX              14,520      5.53         12/14
   Voicestream PCS II Corporation (T-Mobile USA, Inc.) (1)              Lenexa, KS                  10,460      6.27         12/19
   Foot, Cone & Belding (Interpublic Group of Companies, Inc.) (2)      Chicago, IL                 29,900      5.11         01/15
                                                                                              ------------ ---------
                                                                                                 $ 106,245      5.43%
                                                                                              ============ ==========


   Assumed Financings ($000's)

   Tenant/Guarantor                                            Location                   Amount        Rate       Term
   ----------------                                            --------                   ------        ----       ----
   Progressive Casualty Insurance(2)                           Rancho Cordova, CA        $18,936(7)     6.00%      09/14
   Kmart Corporation(2)                                        6 locations - Series F     15,064(3)     6.00       07/10
   Kmart Corporation(2)                                        6 locations - Series G      5,521(4)     6.00       07/18
   Invensys Systems, Inc. (Siebe, Inc.)                        Foxboro, MA                23,649(5)     6.00       01/14
   Invensys Systems, Inc. (Siebe, Inc.)                        Foxboro, MA                19,425(6)     6.00       01/13
                                                                                          ------       -----
                                                                                         $82,595        6.00%
                                                                                         =======       ======
        (1)      Lexington has a 25% interest in the property.
        (2)      Lexington has a 30% interest in the property.
        (3)      Face amount of debt is $13,890 with a stated rate of 8.80%.
        (4)      Face amount of debt is $4,229 with a stated rate of 9.44%.
        (5)      Face amount of debt is $20,866 with a stated rate of 8.82%.
        (6)      Face amount of debt is $18,156 with a stated rate of 7.67%.
        (7)      Face amount of debt is $17,380 with a stated rate of 7.28%.



                                                LEXINGTON CORPORATE PROPERTIES TRUST
                                                  Third Quarter Transaction Summary

Investments ($000's)


                                                                                             Average                     Scheduled
                                                                 Property   Capitalized       Annual         GAAP         Lease
Tenant/Guarantor                           Location                Type        Costs         Rent,net        Yield         Term
----------------                           --------                ----        -----         --------        -----         ----
T-Mobile USA, Inc. (1)                     Meridian, ID           Office     $     13,970    $      1,320      9.4%       06/19
Cadence Design Systems, Inc.               Chelmsford, MA         Office           12,193           1,065      8.7%       09/13
Steelcase, Inc.                            High Point, NC       Industrial         13,232           1,087      8.2%       09/17
Wells Fargo Bank, N.A.                     Fort Mill, SC          Office           29,171           2,501      8.6%       05/14
Harcourt Brace                             San Antonio, TX      Industrial         41,882           3,429      8.2%       03/16
Veritas DGC, Inc. (2)                      Houston, TX            Office           39,904           3,249      8.1%       09/15
Circuit City Stores, Inc. (2)              Weston, FL           Industrial         12,605           1,047      8.3%       02/17
Hagemeyer Foods (N.A.), Inc. (2)           Weston, FL           Industrial         18,210           1,609      8.8%       12/12
L'Oreal USA, Inc. (1)                      Streetsboro, OH      Industrial         29,224           2,518      8.6%       10/19
Specialty Laboratories, Inc. (2)           Santa Clarita, CA      Office           47,118           3,563      7.6%       08/24
                                                                                   ------           -----      ---
                                                                             $    257,509    $     21,388      8.3%
                                                                                  =======          ======      ====


Dispositions ($000's)

Tenant/Guarantor                           Location                  Property        Net Sale          Net
----------------                           --------                    Type           Price         Book Value
                                                                       ----           -----         ----------
Lockheed Martin Corp.                      Marlborough, MA            Office       $     11,307   $     13,556
IKON Office Solutions, Inc.                Milford, CT                Office              2,348          2,698
                                                                                          -----         ------
                                                                                   $     13,655   $     16,254
                                                                                         ======         ======


Lease Extensions (3) ($000's)

                                                              Property     Previous       Extended     Extension Rent
Tenant/Guarantor                           Location             Type         Term           Term         Per Annum
----------------                           --------             ----          ----          ----         ---------
Federated Department Stores, Inc.          Laguna Hills, CA        Retail    01/06         04/14      $          350
Heidelberg Web Systems, Inc. (4)           Durham, NH          Industrial    12/21         12/26              NOTE 5
Harbor Freight Tools USA, Inc.             Dillon, SC          Industrial    12/16         12/21               1,919


New Financings ($000's)

Tenant/Guarantor                           Location                   Amount         Rate           Term
----------------                           --------                   ------         ----           ----
Specialty Laboratories, Inc. (2)           Santa Clarita, CA         $   28,200      4.75%          10/09
Wells Fargo Bank, N.A.                     Fort Mill, SC                 20,300      5.37%          05/14
L'Oreal USA, Inc. (1)                      Streetsboro, OH               20,200      5.29%          09/19
T-Mobile USA, Inc. (1)                     Meridian, ID                  10,460      6.01%          08/19
                                                                         ------      -----
                                                                     $  79,160       5.21%
                                                                      ========       =====


Assumed Financings ($000's)

Tenant/Guarantor                           Location                   Amount         Rate           Term
----------------                           --------                   ------         ----           ----
Harcourt Brace                             San Antonio, TX           $  30,211       6.08%          10/12
Steelcase, Inc.                            High Point, NC                8,883       5.75%          10/09
                                                                      --------       -----
                                                                     $  39,094       6.01%
                                                                     =========       =====


         1. Lexington has a 25% interest in this property.
         2. Lexington has a 30% interest in this property.
         3. All extensions were option renewal exercises.
         4. Lexington has a 33 1/3% interest in this property.
         5. Rent will be the greater of fair market value or the previous year's rent which will be determined on 9/30/11 based on interest rates at that time.


                                                LEXINGTON CORPORATE PROPERTIES TRUST
                                                 Second Quarter Transaction Summary

Investments ($000's)


                                                                                           Average                Scheduled
                                                                 Property   Capitalized     Annual      GAAP       Lease
Tenant/Guarantor                           Location                Type        Costs         Rent       Yield       Term
----------------                           --------                ----        -----         ----       -----       ----
ING USA Annuity and Life                   West Chester, PA       Office     $   19,400    $   2,038     10.5%      05/10
     Insurance Company(1)
Federal-Mogul Corporation                  Southfield, MI         Office         12,796        1,057      8.3%      01/15
Principal Life Insurance Company           Clive, IA              Office          9,292          774      8.3%      01/12
Dana Corporation (1)                       Antioch, TN          Industrial       25,400        2,585     10.2%      10/21
Equant N.V. (1)                            Herndon, VA            Office         20,773        2,011      9.7%      04/15
Kirkland's, Inc.                           Jackson, TN          Industrial       15,714        1,398      8.9%      05/19
Carlson Restaurants                        Carrollton, TX         Office         22,776        1,975      8.7%      12/18
     Worldwide, Inc.                                                           --------     --------      ----
                                                                              $ 126,151    $  11,838      9.4%
                                                                              =========   ==========     =====


Dispositions ($000's)

Tenant/Guarantor                           Location                  Property        Net Sale           Net
----------------                           --------                    Type           Price         Book Value
                                                                       ----           -----         ----------
The Home Depot USA, Inc.                   Bethesda, MD               Retail       $     7,183     $    2,315
Comp USA, Inc.                             Reno, NV                   Retail             3,873          2,377
                                                                                      ----------   -----------
                                                                                   $    11,056     $    4,692
                                                                                     =========     ==========


Lease Extensions ($000's)

                                                            Property     Previous    Extended   Extension Rent
Tenant/Guarantor                         Location             Type         Term        Term       Per Annum
----------------                         --------             ----          ----       ----       ---------
Bally Total Fitness Corporation          Countryside, IL     Retail        6/07       6/17       $    513
Kelsey-Hayes Company                     Livonia, MI         Office        4/07       4/14            838
Kelsey-Hayes Company                     Livonia, MI         Industrial    4/07       4/14          1,124
Delray Farms, LLC                        Gainesville, GA     Retail        2/09       1/14            209
Tenneco Automotive, Inc.                 Marshall, MI        Industrial    8/05       8/10            605


New Financings ($000's)

Tenant/Guarantor                           Location                   Amount         Rate           Term
----------------                           --------                   ------         ----           ----
Equant N.V. (1)                            Herndon, VA               $   12,450      5.92%          4/15
Kirkland's, Inc.                           Jackson, TN                   10,400      5.93%          7/14
Employers Reinsurance Corporation          Overland Park, KS             37,620      5.83%          5/19
Employers Reinsurance Corporation          Kansas City, MO               17,950      5.83%          5/19
Bell South Corporation(1)                  Baton Rouge, LA                6,955      4.90%          10/12
Linens-n-Things, Inc. (1)                  Logan Township, NJ             7,690      4.76%          4/14
                                                                      ---------      -----
                                                                     $   93,065      5.70%
                                                                     ==========      =====


Assumed Financings ($000's)

Tenant/Guarantor                           Location                   Amount         Rate           Term
----------------                           --------                   ------         ----           ----
ING USA Annuity and Life Insurance         West Chester, PA          $   11,379      6.75%          7/19
     Company(1)
Federal-Mogul Corporation                  Southfield, MI                11,629      4.55%          2/15
Dana Corporation(1)                        Antioch, TN                   14,900      7.94%          10/11
                                                                    -----------      -----
                                                                    $    37,908      6.54%
                                                                    ===========      =====


1. Lexington has a 30% interest in this property.


                                                LEXINGTON CORPORATE PROPERTIES TRUST
                                                  First Quarter Transaction Summary

Acquisitions ($000's)

                                                                                              Average
                                                              Property        Capitalized     Annual         Average      Lease
Tenant/Guarantor                         Location               Type             Costs         Rent           Yield       Term
----------------                         --------               ----             -----         ----           -----       ----
New Jersey Natural Gas Co.               Wall, NJ             Office            $     37,563    $    3,323         8.8%     6/21
TNT Logistics North America, Inc.        Moody, AL            Industrial              11,559         1,054         9.1%     1/14
(TPG N.V.)
T-Mobile USA, Inc.                       Redmond, OR          Office                  16,485         1,552         9.4%     1/19
T-Mobile USA, Inc.                       Mission, TX          Office                  10,168           979         9.6%     6/15
The Shaw Group, Inc.                     Centennial, CO       Office                  24,977         2,418         9.7%     5/13
Baker Hughes, Inc. (4 properties)        Houston, TX          Office (3)             131,231        13,230         10.1%    9/15
                                                              Industrial (1)
Michaels Stores, Inc.(1)                 New Lenox, IL        Industrial              28,651         1,892         6.6%     1/24
                                                                                ------------   -----------    ---------
                                                                                $    260,634     $  24,448         9.4%
                                                                                ============   ===========    =========


Dispositions ($000's)

Tenant/Guarantor                         Location              Property          Net Sale            Net
----------------                         --------              Type               Price          Book Value
                                                               ----               -----          ----------
Bally Total Fitness Corp.                DeWitt, NY            Retail          $      3,030        $   2,312
Wal-Mart Stores East, Inc.               Riverdale, GA         Retail                 3,230            2,109
                                                                            ---------------       ----------
                                                                               $      6,260        $   4,421
                                                                            ===============      ===========


Lease Extensions ($000's)

Tenant/Guarantor                         Location           Property     Previous    Extended   Extension Rent
----------------                         --------             Type         Term        Term       Per Annum
                                                              ----          ----       ----       ---------
Bally Total Fitness Corp.                Phoenix, AZ         Retail        6/08       12/14         $ 642


New Financings ($000's)

Tenant/Guarantor                                Location                   Amount         Rate              Term
----------------                                --------                   ------         ----              ----
Ryder Systems, Inc.                             Waterloo, IA            $      6,800     5.61%              2/13
Exel Logistics, Inc.                            Mechanicsburg, PA             13,870     5.73%              3/14
Fred Meyer, Inc.                                Newport, OR                    7,000     5.03%              8/11
Siemens Dematic Postal Automation, LP.(2)       Arlington, TX                 22,000     5.81%              2/14
TNT Logistics North America, Inc.               Moody, AL                      7,675     4.98%              1/14
(TPG N.V.)
Michaels Stores, Inc. (1)                       New Lenox, IL                 17,400     5.51%              2/14
T-Mobile USA, Inc.                              Mission, TX                    6,570     5.78%              6/15
T-Mobile USA, Inc.                              Redmond, OR                   10,100     5.62%              4/14
                                                                        ------------   -------
                                                                        $     91,415     5.57%
                                                                        =============  =======


Assumed Financings ($000's)

Tenant/Guarantor                                Location                   Amount         Rate              Term
----------------                                --------                   ------         ----              ----
Baker Hughes, Inc.                              Houston, TX             $  123,642(3)    6.25%(3)           9/15
New Jersey Natural Gas Co.                      Wall, NJ                    30,036(4)    6.25%(4)           1/21
The Shaw Group, Inc.                            Centennial, CO              15,891       6.15%              2/13
                                                                        ----------     -------
                                                                        $  169,569       6.24%
                                                                        ==========     =======


1. Lexington has a 30% interest in this property.
2. Lexington has a 25% interest in this property.
3. Face amount of debt is $110,696 with a stated rate of 8.04%.
4. Face amount of debt is $27,500 with a stated rate of 7.32%.


                                          Lexington Corporate Properties Trust
                                            Supplemental Reporting Package
                                                 Property Holdings
                                                       12/31/04

------------------------------------------------------------------------------------------------------------------------
                                                                YTD             YTD
                                                             Base Cash       Base GAAP                         Year
                                                              Revenue         Revenue           Square      Constructed
Property Location                Tenant (Guarantor)           ($000)          ($000)            Footage     /Renovated
------------------------------------------------------------------------------------------------------------------------
  Office
  ------
  295 Chipeta Way              Northwest Pipeline Corp.       $   8,773        $  8,773          295,000       1982
  Salt Lake City, UT

  10001 Richmond Avenue        Baker Hughes, Inc.                 4,622           5,652          554,385     1976/1984
  Houston, TX

  1600 Viceroy Drive           VACANT(19)                         3,445           3,475          249,452       1986
  Dallas, TX

  3476 Stateview Boulevard     Wells Fargo Home                   2,766           2,996          169,083       2002
  Fort Mill, SC                Mortgage (4) (5)

  9950 Mayland Drive           Circuit City Stores, Inc.          2,859           2,791          288,562       1990
  Richmond, VA

  1415 Wyckoff Road            New Jersey Natural Gas Co. (10)    2,585           2,585          157,511       1983
  Wall Township,  NJ

  2750 Monroe Boulevard        Quest Diagnostics, Inc.(2)         2,360           2,554          109,281     1985/2001
  Valley Forge, PA

  1301 California Circle       Artesyn North America, Inc.        2,895           2,548          100,026       1985
  Milpitas, CA                 (Balfour Beatty plc)

  700 Oakmont Lane             North American Van Lines, Inc.     2,298           2,516          269,715       1989
  Westmont, IL                 (SIRVA, Inc.)(3)

  2211 South 47th Street       Avnet, Inc.                        2,552           2,469          176,402       1997
  Phoenix, AZ

  13651 McLearen Road          Boeing North American              2,633           2,456          159,664       1987
  Herndon, VA                  Services, Inc.
                               (The Boeing Company)

  5600 Broken Sound Blvd       Oce Printing Systems USA,          2,012           2,245          143,290     1983/2002
  Boca Raton, FL               Inc.

  4200 RCA Boulevard           The Wackenhut Corp.(6)             2,161           2,167          114,518       1996
  Palm Beach Gardens, FL

  701 Brookfield Parkway       Verizon Wireless (7)               1,933           2,067          192,884     2000/2001
  Greenville, SC

  19019 No. 59th Avenue        Honeywell, Inc.                    2,002           1,980          252,300       1985
  Glendale, AZ

  26210 and 26220 Enterprise   Apria Healthcare Group, Inc.       1,651           1,792          100,012       2001
  Court
  Lake Forest, CA

  200 Executive Blvd. S        Hartford Fire Insurance Co.        2,165           1,780          153,364        1983
  Southington, CT

  1600 Eberhardt Road          Nextel of Texas                    1,384           1,559          108,800        2001
  Temple, TX

  9275 S.W. Peyton Lane        Hollywood Entertainment            1,468           1,531          122,853      1980/1998
  Wilsonville, OR              Corp.


                                          Lexington Corporate Properties Trust
                                            Supplemental Reporting Package
                                                 Property Holdings
                                                       12/31/04

------------------------------------------------------------------------------------------------------------------------
                                                                YTD             YTD
                                                             Base Cash       Base GAAP                         Year
                                                              Revenue         Revenue           Square      Constructed
Property Location                Tenant (Guarantor)           ($000)          ($000)            Footage     /Renovated
------------------------------------------------------------------------------------------------------------------------
  160 Clairemont Avenue        Allied Holdings, Inc.              1,589           1,530          112,248       1983
  Decatur, GA

  12645 W. Airport Road        Baker Hughes, Inc.                 1,177           1,489          165,836       1997
  Sugar Land, TX

  10419 North 30th Street      Time Customer Service, Inc.        1,411           1,409          132,981       1986
  Tampa, FL                    (Time, Inc.)

  250 Rittenhouse Circle       Jones Apparel Group                1,265           1,385          255,019       1982
  Bristol, PA                  USA, Inc.
                               (Jones Apparel Group, Inc.)(1)

  2999 SW 6th St.              Voice Stream PCS I LLC             1,182           1,373           77,484       2004
  Redmond, OR                  (T-Mobile USA, Inc.)

  400 Butler Farm Road         Nextel Communications of           1,264           1,302          100,632       1999
  Hampton, VA                  the Mid-Atlantic, Inc.
                               (Nextel Finance Company)

  3480 Stateview Blvd.         Wells Fargo Bank N.A. (13)         1,083           1,196          169,218       2004
  Fort Mill, SC

  2210 Enterprise Drive        Washington Mutual                  1,227           1,191          177,747       1998
  Florence, SC                 Home Loan, Inc.

  6455 State Hwy 303 NE        Nextel West Corporation              969           1,113           60,200       2001
  Bremerton, WA

  13430 N. Black Canyon        Bull HN Information                1,104           1,084          137,058     1985/1994
  Freeway                      Systems, Inc.
  Phoenix, AZ

  180 Rittenhouse Circle       Jones Apparel Group                  901             970           96,000       1998
  Bristol, PA                  USA, Inc.
                               (Jones Apparel Group, Inc.)

  16275 Technology Drive       Cymer, Inc.                          857             888           65,755       1989
  San Diego, CA                (Hewlett-Packard)

  2401 Cherahala Boulevard     Advance PCS, Inc.                    786             822           59,748       2002
  Knoxville, TN

  12000 Tech Center Drive      Kelsey-Hayes Company                 742             775           80,230       1988
  Livonia, MI

  421 Butler Farm Road         Nextel Communications of             709             721           56,515       2000
  Hampton, VA                  the Mid-Atlantic, Inc.
                               (Nextel Finance Company)

  26555 Northwestern Highway   Federal-Mogul Corporation            579             720          187,163     1963/1965
  Southfield, MI

  2529 West Thorns Drive       Baker Hughes, Inc.                   613             649           65,500     1981/1999
  Houston, TX

  100 Barnes Road              Minnesota Mining and                 538             606           44,400     1978/1985
  Wallingford, CT              Manufacturing Company

  270 Billerica Road           Cadence Design Systems(14)           450             472          100,000       1985
  Chelmsford, MA


                                          Lexington Corporate Properties Trust
                                            Supplemental Reporting Package
                                                 Property Holdings
                                                       12/31/04

------------------------------------------------------------------------------------------------------------------------
                                                                YTD             YTD
                                                             Base Cash       Base GAAP                         Year
                                                              Revenue         Revenue           Square      Constructed
Property Location                Tenant (Guarantor)           ($000)          ($000)            Footage     /Renovated
------------------------------------------------------------------------------------------------------------------------
  1440 East 15th Street        Cox Communications, Inc.            428              457           28,591       1988
  Tucson, AZ

  250 Turnpike Road            Honeywell Consumer                  433              433           57,698       1984
  Southborough, MA             Products

  1275 NW 128th Street         Principal Life Insurance            389              389           61,180       2003
  Clive, IA                    Company(12)

  2300 Litton Lane             VACANT (9)                        1,199              322           81,744       1987
  Hebron, KY

  27016 Media Center Drive     Playboy Enterprises, Inc.           104              112           63,049       2000
  Los Angeles, CA

  4201 Marsh Lane              Carlson Resturants Worldwide,        78               85          130,000       2003
  Carrollton, TX               Inc. (16)

  27016 Media Center Drive     Sony Electronics, Inc. (17)          21               23           20,203       2000
  Los Angeles, CA

  33 Commercial Street         Invensys Systems, Inc. (18)           --              --          164,689       1982
  Foxboro, MA                  (Siebe, Inc.)

  70 Mechanic Street           Invensys Systems, Inc. (18)           --              --          251,914    1965/1988
  Foxboro, MA                  (Siebe, Inc.)

  3615 North 27th Avenue       VACANT                                --              --          179,280     1960/1979
  Phoenix, AZ

                               ---------------------------------------------------------------------------
                               Subtotal                       $  73,662        $ 75,452        6,899,184
                               ---------------------------------------------------------------------------

  Industrial
  ----------
  541 Perkins Jones Road       Kmart Corp.                   $   9,359         $  8,932        1,700,000       1982
  Warren, OH

  2425 Highway 77 North        James Hardie Building             3,400            3,400          425,816    1996/1997
  Waxahachie, TX               Products, Inc.
                               (James Hardie Industries NV)

  3501 West Avenue H           Michaels Stores, Inc.             3,238            3,304          762,775    1998/2002
  Lancaster, CA

  9110 Grogans Mill Road       Baker Hughes, Inc.                2,213            2,349          275,750       1992
  Houston, TX

  8305 SE 58th Avenue          Associated Grocers of             2,067            2,238          668,034       1976
  Ocala, FL                    Florida, Inc.

  6345 Brackbill Boulevard     Exel Logistics, Inc.              2,037            2,052          507,000    1985/1991
  Mechanicsburg, PA            (NFC plc)

  159 Farley Drive             Harbor Freight Tools              1,642            1,875          474,473       2001
  Dillon, SC                   (Central Purchasing, Inc.)

  590 Ecology Lane             Owens Corning                     1,619            1,619          193,891       2001
  Chester, SC


                                          Lexington Corporate Properties Trust
                                            Supplemental Reporting Package
                                                 Property Holdings
                                                       12/31/04

------------------------------------------------------------------------------------------------------------------------
                                                                YTD             YTD
                                                             Base Cash       Base GAAP                         Year
                                                              Revenue         Revenue           Square      Constructed
Property Location                Tenant (Guarantor)           ($000)          ($000)            Footage     /Renovated
------------------------------------------------------------------------------------------------------------------------
  19500 Bulverde Road          Harcourt Brace                    1,302         1,475          559,258         2001
  San Antonio, TX

  4425 Purks Road              Lear Technologies LLC             1,405        1,365            183,717      1989/1998
  Auburn Hills, MI             (Lear Corporation)
                               (General Motors Corp.)

  6 Doughten Road              Exel Logistics, Inc.              1,487         1,349           330,000        1989
  New Kingston, PA             (NFC plc)

  6500 Adelaide Court          Anda Pharmaceuticals, Inc.        1,151         1,206           354,676        2002
  Groveport, OH                (Andrx Corporation)

  7500 Chavenelle Road         The McGraw-Hill                   1,031         1,164           330,988        2002
  Dubuque, IA                  Companies, Inc.

  12025 Tech Center Drive      Kelsey-Hayes Company              1,024         1,078           100,000      1987/1988
  Livonia, MI

  3102 Queen Palm Drive        Time Customer Service, Inc.         983         1,010           229,605        1986
  Tampa, FL                    (Time, Inc.)

  2280 Northeast Drive         Ryder Integrated                    997         1,004           276,480      1996/1997
  Waterloo, IA                 Logistics, Inc.
                               (Ryder Systems, Inc.)

  245 Salem Church Road        Exel Logistics, Inc.              1,103         1,000           252,000        1985
  Mechanicsburg, PA            (NFC plc)

  200 Arrowhead Drive          Owens Corning                       974           985           400,522        1999
  Hebron, OH

  3600 Southgate Drive         Sygma Network, Inc.                 933           933           149,500        2000
  Danville, IL

  431 Smith Lane               Kirkland's, Inc. (11)               887           887           771,127        2004
  Jackson, TN

  Moody Commuter & Tech        TNT Logistics North                 887           887           595,346        2004
  Park                         America, Inc.
  Moody, AL                    (TPG N.V.)

  46600 Port Street            Johnson Controls, Inc.              884           884           134,160        1996
  Plymouth, MI

  1133 Poplar Creek Road       Corporate Express Office            754           810           196,946        1998
  Henderson, NC                Products, Inc.
                               (Buhrmann, N.V.)

  450 Stern Street             Johnson Controls, Inc.              669           669           111,160        1996
  Oberlin, OH

  222 Tappan Drive North       The Gerstenslager Company           674           667           296,720        1970
  Mansfield, OH                (Worthington Industries)

  34 East Main Street          Exel Logistics, Inc.                721           654           179,200        1981
  New Kingston, PA

  191 Arrowhead Drive          Owens Corning                       578           626           250,410        2000
  Hebron, OH


                                          Lexington Corporate Properties Trust
                                            Supplemental Reporting Package
                                                 Property Holdings
                                                       12/31/04

------------------------------------------------------------------------------------------------------------------------
                                                                YTD             YTD
                                                             Base Cash       Base GAAP                         Year
                                                              Revenue         Revenue           Square      Constructed
Property Location                Tenant (Guarantor)           ($000)          ($000)            Footage     /Renovated
------------------------------------------------------------------------------------------------------------------------
  904 Industrial Road          Tenneco Automotive                  586              594          195,640    1968/1972
  Marshall, MI                 Operating Company, Inc.
                               (Tenneco Automotive, Inc.)

  109 Stevens Street           Unisource Worldwide, Inc.           560              588          168,800    1958/1969
  Jacksonville, FL

  128 Crews Drive              Stone Container Corporation         541              571          185,961    1968/1998
  Columbia, SC

  1700 47th Avenue North       Owens Corning                       538              538           18,620       2003
  Minneapolis, MN

  250 Swathmore Avenue         Steelcase, Inc. (15)                474              505          244,851       2002
  High Point, NC

  7150 Exchequer Drive         Corporate Express Office            350              368           65,043       1998
  Baton Rouge, LA              Products, Inc.
                               (Buhrmann, N.V.)

  324 Industrial Park Road     SKF USA, Inc.                       363              363           72,868       1996
  Franklin, NC

  187 Spicer Drive             Dana Corporation                    345              341          148,000    1983/1985
  Gordonsville, TN

  300 McCormick Road           Ameritech Services, Inc.            255              255           20,000       1990
  Columbus, OH

  1601 Pratt Avenue            Tenneco Automotive                  166              163           53,600       1979
  Marshall, MI                 Operating Company, Inc.
                               (Tenneco Automotive, Inc.)

  3350 Miac Cove Road          Mimeo.com, Inc. (8)                 178              154          141,359       1987
  Memphis, TN

  7670 Hacks Cross Road        Dana Corporation                     70               74          168,104       1989
  Olive Branch, MS

                               ---------------------------------------------------------------------------
                               Subtotal                      $  48,445         $ 48,936       12,192,400
                               ---------------------------------------------------------------------------

  Retail
  2655 Shasta Way              Fred Meyer, Inc.              $   1,009         $  1,009          178,204       1986
  Klamath Falls, OR

  Fort Street Mall, King       Liberty House, Inc.                 963              971           85,610       1980
  Street
  Honolulu, HI

  150 N.E. 20th Street         Fred Meyer, Inc.                    826              826          118,179       1986
  Newport, OR

  6475 Dobbin Road             Offenbacher Aquatics, Inc           161              187           17,100       1983
  Columbia, MD                 Haverty Furniture                   140              632           46,724
                               Companies, Inc.

  35400 Cowan Road             Sam's Real Estate                   753              753          102,826     1987/1997
  Westland, MI                 Business Trust

  12235 N. Cave Creek          Bally's Health & Tennis             842              731           36,556       1988
  Phoenix, AZ                  Corporation


                                          Lexington Corporate Properties Trust
                                            Supplemental Reporting Package
                                                 Property Holdings
                                                       12/31/04

------------------------------------------------------------------------------------------------------------------------
                                                                YTD             YTD
                                                             Base Cash       Base GAAP                         Year
                                                              Revenue         Revenue           Square      Constructed
Property Location                Tenant (Guarantor)           ($000)          ($000)            Footage     /Renovated
------------------------------------------------------------------------------------------------------------------------
  4733 Hills & Dales Road      Scandinavian Health Spa, Inc.       714              685           37,214       1987
  Canton, OH                   (Bally Total Fitness
                               Corp.)

  1160 White Horse Road        Physical Fitness Centers of         820              672           31,750       1987
  Voorhees, NJ                 Philadelphia,  Inc.
                               (Bally Total Fitness
                               Corp.)

  5917 S. La Grange Road       Bally Total Fitness Corp.           660              587           25,250       1987
  Countryside, IL

  24100 Laguna Hills Mall      Federated Department                677              538          160,000       1974
  Laguna Hills, CA             Stores, Inc.

  4831 Whipple Avenue, N.W.    Best Buy Co., Inc.                  465              465           46,350       1995
  Canton, OH

  3711 Gateway Drive           Kohl's Dept. Stores, Inc.           460              463           76,164       1994
  Eau Claire, WI

  12535 S.E. 82nd Avenue       Toys "R" Us, Inc.                   431              424           42,842       1981
  Clackamas, OR

  399 Peach Wood Centre Drive  Best Buy Co., Inc.                  395              395           45,800       1996
  Spartanburg, SC

  18601 Alder Wood Mall        Toys "R" Us, Inc.                   398              391           43,105       1981
  Boulevard
  Lynwood, WA

  6910 S. Memorial Highway     Toys "R" Us, Inc.                   364              358           43,123       1981
  Tulsa, OK

  2275 Browns Bridge Road      Wal-Mart Stores, Inc.               328              328           89,199       1984
  Gainesville, GA

  9580 Livingston Road         GFS Realty, Inc.                    239              270          107,337       1976
  Oxon Hill, MD                (Giant Food, Inc.)

  121 South Center Street      Greyhound Lines, Inc.               204              204           17,000       1968
  Stockton, CA

  2401 Wooton Parkway          GFS Realty, Inc.                    224              152           51,682       1977
  Rockville, MD                (Giant Food, Inc.)

  2832 Chandler Mountain Road  Circuit City Stores,Inc.            101              101            9,300       1986
  Lynchburg, VA

                               ---------------------------------------------------------------------------
                               Subtotal                      $  11,174         $ 11,142        1,411,315
                               ---------------------------------------------------------------------------

                               ---------------------------------------------------------------------------
                               Grand Total                   $ 133,281         $ 135,530      20,502,899
                               ---------------------------------------------------------------------------

(1) Tenant can cancel lease on 03/26/08 with 12 months notice and payment of $1,392.
(2)   Expense stop on this property is $393 per annum.
(3) Tenant can cancel lease on 11/30/13 with 12 months notice and a payment of $1,300.
(4)   Expense stop on this property is $820.
(5) Tenant has the right to contract leased space by 27,000 square feet on 01/31/08 with six months notice and a payment estimated to be $696. In addition, the tenant can cancel lease on 01/31/10 with twelve months notice and a payment estimated to be $3,968.
(6) This is a modified gross lease. Annual net operating expense for which the Company is responsible approximates $482. There is a second tenant at this property encompassing approximately 18,000 square feet.
(7)   Expense stop on this property is $112 per annum.
(8) Tenant occupies 35,000 square feet and is responsible for all operating expenses.
(9) Tenant exercised termination option effective on 4/30/04 and paid $899 termination fee.
(10) Tenant can cancel lease for uneconomic obsolescence on or after 12/22/05 and pay an amount as stipulated in lease.
(11) Tenant can cancel lease on 5/30/14 for a payment equal to the remaining 5 years rent discounted at 150 bps over the then 5 year U.S. Treasury rate.
(12) Tenant can cancel lease on 2/1/09 with twelve months notice and a payment equal to one year rent and operating costs.
(13)  Expense stop in this property is $948.
(14) Tenant can cancel lease on 9/30/10 with twelve months notice and a payment of $965.
(15) Tenant may terminate the lease during the last year if damage occurs and is greater than $500 or 50% of cost to replace building.
(16) Tenant can cancel lease after 12/22/13 with twelve months notice plus payment equal to one year rent plus unamortized deal costs.
(17) Tenant can cancel lease after 9/1/07 with 180 days notice and payment of 2 months rent plus unamortized tenant improvements and commissions.
(18) Tenant can cancel for uneconomic obsolescence and pay an amount as stipulated in the lease.
(19) The previous tenant has rejected the lease in its bankruptcy and the property is currently vacant.


                                          Lexington Corporate Properties Trust
                                            Supplemental Reporting Package
                                             Joint Venture Property Chart
                                                       12/31/04

------------------------------------------------------------------------------------------------------------------------
                                                                YTD             YTD
                                                             Base Cash       Base GAAP                         Year
                                                              Revenue         Revenue           Square      Constructed
Property Location                Tenant (Guarantor)           ($000)          ($000)            Footage     /Renovated
------------------------------------------------------------------------------------------------------------------------
  Office
  ------
  389-399 Interpace Highway    Aventis Pharmaceuticals, Inc  $   7,844         $  8,487          340,240        2000
  Morris Corporate Center IV   (Pharma Holdings GmbH)(A)
  Parsippany, NJ

  17 Technology Circle         Blue Cross Blue Shield            6,655            6,930          456,304      1999/2001
  Columbia, SC                 of South Carolina Inc.(B)

  100 Wood Hollow Drive        Greenpoint Mortgage               4,300            4,864          124,600        2001
  Novato, CA                   Funding, Inc. (E)(F)

  6555 Sierra Drive            True North Communications         4,009            4,249          247,254        1999
  Irving, TX                   Inc.(A)

  5200 Metcalf Avenue          Employers Reinsurance             3,851            3,851          320,198     1980/1990/
  Overland Park, KS            Corporation(H)                                                                   2003

  15375 Memorial Drive         Vastar Resources, Inc.(A)         3,437            3,437          327,325        1985
  Houston, TX

  10300 Kincaid Drive          Bank One Indiana, N.A.(A)(D)      3,217            3,287          193,000        1999
  Fishers, IN

  600 International Parkway    First USA Management              2,880            2,921          125,155        1997
  Lake Mary, FL                Services, Inc.(A)(C)

  550 International Parkway    First USA Management              2,778            2,820          125,920        1999
  Lake Mary, FL                Services, Inc.(A)(C)

  2000 Eastman Drive           Structural Dynamic                2,713            2,790          212,836        1991
  Milford, OH                  Research Corp.(A)

  3701 Corporate Drive         Motorola, Inc.(A)(J)              2,714            2,714          119,829        2001
  Farmington Hills, MI

  1401 & 1501 Nolan Ryan       Siemens Dematic Postal            2,317            2,461          233,783        2003
  Parkway                      Automation, L.P. (H)
  Arlington, TX

  9201 East Dry Creek Road     The Shaw Group, Inc.(E)(K)        1,505            2,009          128,500      2001/2002
  Centennial, CO

  70 Valley Stream Parkway     IKON Office Solutions, Inc(E)(I)  1,923            1,995          106,855        1987
  Malvern, PA

  27027 Tourney Road           Specialty Laboratories, Inc.(E)   1,972            1,972          187,262        2004
  Santa Clarita, CA

  14040 Park Center Road       NEC America, Inc.(A)              1,885            1,907          108,000        1987
  Herndon, VA

  9201 Stateline               Employers Reinsurance             1,833            1,833          166,641     1963/1985/
  Kansas City, MO              Corporation(H)                                                                   2003

  1110 Bayfield Drive          Honeywell International,          1,535            1,637          166,575      1980/2002
  Colorado Springs, CO         Inc.(A)

  13775 McLearen Road          Equant N.V.(E)(M)                 1,222            1,397          125,293     1984/1988/
  Herndon, VA                                                                                                   1992


                                          Lexington Corporate Properties Trust
                                            Supplemental Reporting Package
                                             Joint Venture Property Chart
                                                       12/31/04

------------------------------------------------------------------------------------------------------------------------
                                                                YTD             YTD
                                                             Base Cash       Base GAAP                         Year
                                                              Revenue         Revenue           Square      Constructed
Property Location                Tenant (Guarantor)           ($000)          ($000)            Footage     /Renovated
------------------------------------------------------------------------------------------------------------------------
   10300 Town Park Drive       Veritas DGC, Inc. (E)             984            1,153          218,641        2000
   Houston, TX

   4455 American Way           Bell South Mobility, Inc. (E)     992            1,087           70,100        1997
   Baton Rouge, LA

   1475 Dunwoody Drive         ING USA Annuity and Life          964            1,030          125,000      1998/1999
   West Chester, PA            Insurance Company (E)

   3711 San Gabriel            Voice Stream PCS II LLC           863              943           75,016        2004
   Mission, TX                 (T-Mobile USA, Inc.) (E)

   10940 White Rock Road       Progressive Casualty Insurance    533              565          158,582        2002
   10929 Disk Drive            Company(E)
   Rancho Cordova, CA

   East Goldstone Drive        T-Mobile USA, Inc. (H)            486              561           77,483        2004
   Meridian, ID

   101 East Erie Building      Foote, Cone & Belding             416              420          203,376        1986
   Chicago, IL                 (Interpublic Group of
                                 Companies, Inc.) (E)
                               Higgins Development                                              19,089        1986
                               Partners(E)
                               VACANT(E)                                                         2,100        1986

   Renner Blvd.                Voicestream PCS II Corporation    166              192           77,484        2004
   Lenexa, KS                  (T-Mobile USA, Inc.) (H)

   5150 220th Avenue South     Spacelabs Medical, Inc             54               56          106,944        1992
   Issaquah, WA                (OSI Systems, Inc.)(H)

   22011 SE 51st Street        Spacelabs Medical, Inc             49               46           95,600        1987
   Issaquah, WA                (OSI Systems, Inc.)(H)

   275 Technology Drive        ANSYS, Inc.(E)                     33               36          107,872        1996
   Canonsburg, PA

   3601 Converse Drive         Verizon Wireless(H)                 -                9          160,500        2004
   Wilmington, NC
                                                         ------------------------------------------------
                               Subtotal Office             $  64,130         $ 67,659        5,313,357
                                                         ------------------------------------------------

   Industrial
   ----------
   101 Michelin Drive          TNT Logistics North         $   3,103         $  3,227        1,164,000      1991/1993
   Laurens, SC                 America, Inc.
                               (TPG N.V.) (A)

   7111 Crabb Road             TNT Logistics North             2,078            2,161          752,000      1978/1993
   Temperance, MI              America, Inc.
                               (TPG N.V.) (A)

   121 Technology Drive        Heidelberg Web Systems,         1,912            1,964          500,500      1986/2003
   Durham, NH                  Inc. (A) (G)

   43955 Plymouth Oaks         Tower Automotive Products       1,886            1,886          290,133      1996/1998
   Boulevard                   Company
   Plymouth, MI                (Tower Automotive, Inc.) (E)(O)


                                          Lexington Corporate Properties Trust
                                            Supplemental Reporting Package
                                             Joint Venture Property Chart
                                                       12/31/04

------------------------------------------------------------------------------------------------------------------------
                                                                YTD             YTD
                                                             Base Cash       Base GAAP                         Year
                                                              Revenue         Revenue           Square      Constructed
Property Location                Tenant (Guarantor)           ($000)          ($000)            Footage     /Renovated
------------------------------------------------------------------------------------------------------------------------




   2400 West Haven Avenue      Michaels Stores Procurement     1,826            1,826          693,000        2004
   New Lenox, IL               Company, Inc.
                               (Michaels Stores, Inc.)
                               (E)

   291 Park Center Drive       Kraft Foods North               1,420            1,515          344,700        2001
   Winchester, VA              America, Inc. (A)

   1109 Commerce Boulevard     Linens-n-Things, Inc. (E)       1,258            1,251          262,644        1998
   Logan Township, NJ

   6050 Dana Way               Dana Corporation (E) (L)        1,229            1,065          677,400        1999
   Antioch, TN

   Philipp Parkway             L'Oreal  USA, Inc. (H)            468              871          649,250        2004
   Streetsboro, OH

   3225 Meridian Parkway       Hagemeyer Foods, Inc. (E)         526              571          201,845        1995
   Weston, FL

   3245 Meridian Parkway       Circuit City Stores, Inc. (E)     371              417          230,600        1995
   Weston, FL

                                                         ------------------------------------------------
                             Subtotal Industrial           $  16,077         $ 16,754        5,766,072
                                                         ------------------------------------------------

   Retail
   ------
   12080 Carmel Mountain       Kmart Corporation (E) (N)   $       7         $     31          107,210        1993
   Road
   San Diego, CA

   5350 Leavitt Road           Kmart Corporation (E) (N)          16                8          193,193        1993
   Lorain, OH

   255 Northgate Drive         Kmart Corporation (E) (N)          12                6          107,489        1993
   Manteca, CA

   21082 Pioneer Plaza         Kmart Corporation (E) (N)          11                5          120,727        1993
   Drive
   Watertown, NY

   1150 West Carl Sandburg     Kmart Corporation (E) (N)           7                3           94,970        1992
   Drive
   Galesburg, IL

   US 219                      Kmart Corporation (E) (N)           8                2           90,933        1993
   Fairlea, WV

                               ---------------------------------------------------------------------------
                               Subtotal Retail             $      61         $     55          714,522
                               ---------------------------------------------------------------------------

                               ---------------------------------------------------------------------------
                               Grand Total                 $  80,268         $ 84,468       11,793,951
                               ---------------------------------------------------------------------------

(A)   The Company has a 33?% economic interest in this property.
(B)   The Company has a 40% economic interest in this property.
(C)   Cumulative expense stop on these properties is $1,264 per annum.
(D)   Expense stop on this property is $768 per annum.
(E)   The Company has a 30% economic interest in this property.
(F)   Expense stop on this property is $945 per annum.
(G) Tenant can cancel lease anytime after 9/30/11 with 365 days notice and a payment as stipulated in the lease.
(H)   The Company has a 25% economic interest in this property.
(I) Tenant can cancel lease anytime after 9/30/10 with a payment equal to the present value of all remaining lease payments, including operating expenses, discounted at 6%.
(J) Tenant can cancel lease on 12/28/11 with 18 months notice and a payment equal to two years rent and two years of unamortized tenant allowance.
(K) Tenant can cancel lease on 5/1/13 and 3/1/15 for a payment of $2,850 and $1,500, respectively.
(L) Tenant can cancel lease for economic obsolescence between 11/1/08 through 10/30/18 with 120 days notice and a payment as stipulated in the lease.
(M) Tenant can cancel lease no earlier than 4/30/13 with 12 months notice and a payment equal to the net present value of remaining rent discounted at 12%.
(N) Tenant can cancel lease at any time for uneconomic obsolescence and pay an amount as stipulated in the lease.
(O)   Tenant declared bankruptcy subsequent to year end.



                          The Lexington Corporate Properties Trust
                               Supplemental Reporting Package
                                   Properties by Location
                                          12/31/04


                                                                          Historical 12-Months
                                                                         Ended December 31, 2004
                                                                         -----------------------
No. of                         No. of          Percent       Square        Base Rent    Percent of
Locations      Location        Properties(3)   Leased        Feet(2)      ($000's)(1)   Base Rent
------------------------------------------------------------------------------------------------------
  1            Texas                   14        93%        3,636,816   $     24,436       14.4%
  2            South Carolina          10       100         3,229,361         15,757        9.3
  3            Ohio                    12       100         4,272,331         15,640        9.2
  4            California              13       100         1,973,963         12,014        7.1
  5            Florida                  9       100         2,140,748         11,867        7.0
  6            Pennsylvania            10       100         2,068,227         10,882        6.4
  7            Virginia                 8       100         1,192,666          8,931        5.3
  8            Utah                     1       100           295,000          8,773        5.2
  9            Michigan                11       100         2,199,298          8,601        5.1
 10            Arizona                  6        78           810,187          6,721        4.0
 11            New Jersey               4       100           792,145          6,461        3.8
 12            Oregon                   5       100           539,562          5,163        3.1
 13            Illinois                 6       100         1,457,000          4,711        2.8
 14            Kansas                   2       100           397,682          2,831        1.7
 15            Connecticut              3       100           197,764          2,597        1.5
 16            Iowa                     3       100           668,648          2,557        1.5
 17            Tennessee                5        94         1,797,634          2,524        1.5
 18            Massachusetts            5       100           574,301          2,137        1.3
 19            Georgia                  3       100           201,447          2,009        1.2
 20            North Carolina           4       100           675,165          1,680        1.0
 21            Colorado                 2       100           295,075          1,673        1.0
 22            Washington               4       100           305,849          1,530        0.9
 23            Maryland                 4       100           222,843          1,447        0.9
 24            Missouri                 1       100           166,641          1,327        0.8
 25            Indiana                  1       100           193,000          1,096        0.6
 26            Louisiana                2       100           135,143          1,071        0.6
 27            Alabama                  2       100           595,346            998        0.6
 28            Hawaii                   1       100            85,610            971        0.6
 29            New Hampshire            1       100           500,500            655        0.4
 30            Minnesota                1       100            18,620            538        0.3
 31            Wisconsin                1       100            76,164            463        0.3
 32            Oklahoma                 1       100            43,123            358        0.2
 33            Kentucky                 1         -            81,744            322        0.2
 34            Idaho                    1       100            77,483            140        0.1
 35            New York                 2       100           120,727             75        -
 36            Mississippi              1       100           168,104             74        -
 37            West Virginia            1       100            90,933              1        -
 38            Nevada                   1         -                              132        0.1
                                                           -

               ---------------------------------------------------------------------------------------
               Total                  162      98.1%       32,296,850   $    169,163      100.0%
               ---------------------------------------------------------------------------------------


(1) Includes proportionate share of joint venture investments and rental revenue recognized from properties sold through date of sale.

(2)   Includes properties owned as of December 31, 2004.

(3) Includes operating properties owned during the twelve months ended December 31, 2004.



                               Lexington Corporate Properties Trust
                                  Supplemental Reporting Package
                       Lease Rollover Schedule by Property Type - Cash Basis
                                             12/31/04


                              Office                      Industrial                      Retail
-------------------------------------------------------------------------------------------------------------
                   Cash Rental      Net Rent      Cash Rental      Net Rent      Cash Rental     Net Rent
Year               Revenue(1)         PSF         Revenue(1)         PSF         Revenue(1)         PSF
-------------------------------------------------------------------------------------------------------------
2005                 $  5,060         $ 19.97      $   1,095         $  2.96    $        --       $    --
2006                    2,386            8.82          6,199            5.21          1,283           9.28
2007                    4,512           15.63          9,714            5.26            820          25.82
2008                    6,248           13.57             --              --          1,788           8.30
2009                   15,233           16.34          2,207            3.49          1,943           9.46
2010                   12,724           16.90          2,436            3.61             --             --
2011                    6,129           20.78            536            4.67            826           6.99
2012                    7,707           16.39          8,988            3.93             --             --
2013                    8,913           12.10            412            6.34            226          13.50
2014                    9,722           14.89          3,522            3.65          1,346           3.68
2015                   18,378           12.30          4,081            9.19            469           6.15
2016                    4,939           17.82          3,663            6.55             --             --
2017                       --              --          2,754            4.32            645           8.39
2018                    3,121           13.33          2,519            3.77          1,175           2.37
2019                    3,005           16.72          5,519            3.49             --             --
2020                    2,500           17.44          5,019            8.10             --             --
2021                    4,234           26.88          2,994            4.23             --             --
2022                       --              --             --              --             --             --
2023                       --              --             --              --             --             --
2024                    1,069            19.02           568            2.73            821          17.57
2025                       --              --             --              --             --             --
2026                       --              --             427            2.56            --             --


(1) Includes proportionate share of joint venture investments.

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                      Lease Rollover Schedule -- GAAP Basis
                                    12/31/04
                                    ($000's)


                                                                Percentage of
                                            Total                  Total
                 Number of               Annualized             Annualized
Year          Leases Expiring            Base Rent (1)           Base Rent
--------------------------------------------------------------------------------
2005                 5              $          6,255              3.4%
2006                12                        11,371              6.1
2007                 5                        13,813              7.4
2008                 5                         7,401              4.0
2009                15                        19,520             10.5
2010                12                        14,243              7.7
2011                 6                         8,067              4.4
2012                15                        15,344              8.3
2013                10                         9,204              4.9
2014                17                        15,324              8.2
2015                14                        24,173             13.0
2016                 6                         7,950              4.3
2017                 5                         3,229              1.7
2018                11                         6,838              3.7
2019                 7                         8,056              4.3
2020                 3                         7,264              3.9
2021                 3                         5,280              2.8
2022                 0                             0               --
2023                 0                             0               --
2024                 3                         2,269              1.2
2025                 0                             0               --
2026                 1                           447              0.2
             -------------------------------------------------------------------
Total              155              $        186,048             100.0%
             ===================================================================


(1) Includes proportionate share of joint venture investments.


                                       Lexington Corporate Properties Trust
                                          Supplemental Reporting Package
                                            Mortgages and Notes Payable
                                                     12/31/04
                                                     ($000's)

-----------------------------------------------------------------------------------------------------------------------
                                                                                         Current
                                                                                        Estimated
                                           Debt          Interest                         Annual            Balloon
Property -- Fixed Rate                    Balance          Rate          Maturity      Debt Service(h)      Payment
-----------------------------------------------------------------------------------------------------------------------
  Warren, OH(i)                        $   16,412          7.000%         Oct--07        $  6,160         $     --
  Bristol, PA                               9,627          7.400          Feb--08             831            9,262
  Boca Raton, FL(f)                        15,275          5.250          Mar--08             802           15,275
  Decatur, GA                               6,562          6.720          Jun--08             579            6,049
  Phoenix, AZ                              13,907          7.890          Jun--08           1,434           12,591
  Palm Beach Gardens, FL                   11,160          7.010          Jun--08             970           10,418
  Dubuque, IA                               7,200          4.890          Aug--08             513            6,588
  Canton, OH                                3,252          7.150          Aug--08             313            2,936
  Spartanburg, SC                           2,700          7.150          Aug--08             260            2,438
  Gainesville, GA(e) (j)                      765          7.500          Jan--09             218               --
  Florence, SC                              9,237          7.500          Feb--09             869            8,443
  Ocala, FL                                12,626          7.250          Feb--09           1,332           10,700
  Canton, OH                                1,330          9.490          Feb--09             388               --
  Baton Rouge, LA                           1,827          7.375          Mar--09             208            1,478
  Bristol, PA                               5,916          7.250          Apr--09             571            5,228
  Livonia, MI                              10,904          7.800          Apr--09             992           10,236
  Henderson, NC                             4,319          7.390          May--09             417            3,854
  Westland, MI                              2,545         10.500          Sep--09             683               --
  Salt Lake City, UT                       11,474          7.610          Oct--09           2,901               --
  High Point, NC                            8,786          5.750          Oct--09             695            7,741
  Richmond, VA                             16,311          8.100          Feb--10           1,511           15,257
  Hampton, VA                               4,432          8.260          Apr--10             415            4,144
  Hampton, VA                               7,227          8.270          Apr--10             677            6,758
  Tampa, FL                                 8,253          6.930          Aug--10             674            7,603
  Tampa, FL                                 5,970          6.880          Aug--10             485            5,495
  Herndon, VA                              18,642          8.180          Dec--10           1,723           17,301
  San Diego, CA                             4,156          7.500          Jan--11             411            3,420
  Tucson, AZ                                2,404          7.500          Jan--11             226            2,076
  Columbia, SC                              3,362          7.540          Jan--11             317            2,905
  Valley Forge, PA                         12,838          7.120          Feb--11           1,166           10,927
  Glendale, AZ                             14,625          7.400          Apr--11           1,258           13,365
  Auburn Hills, MI                          7,061          7.010          Jun--11             637            5,918
  Plymouth, MI                              4,695          7.960          Jul--11             463            3,949
  Newport, OR                               6,894          5.030          Aug--11             470            5,980
  Greenville, SC                           13,663          4.415          Jan--12             841           11,806
  New Kingston, PA                          7,159          7.790          Jan--12             678            6,101
  Mechanicsburg, PA                         5,285          7.780          Jan--12             500            4,503
  New Kingston, PA                          3,411          7.780          Jan--12             323            2,906
  Lake Forest, CA                          10,727          7.260          Feb--12             901            9,708
  Groveport, OH (c)                         7,742          6.030          Oct--12             563            6,860
  San Antonio, TX                          30,017          6.080          Oct--12           2,260           26,025
  Dallas, TX                               20,912          7.490          Dec--12           2,020           16,030
  Fort Mill, SC                            11,394          6.000          Jan--13             839            9,904
  Foxboro, MA(i)                           19,425          6.000          Jan--13           2,817               --
  Waterloo, IA                              6,533          5.610          Feb--13             672            3,505
  Lancaster, CA (first)                    10,464          7.020          Sep--13             900            8,637
  Lancaster, CA (second)                    8,794          5.920          Sep--13             642            7,518
  Knoxville, TN                             5,233          5.950          Sep--13             381            4,496
  Foxboro, MA(i)                           23,649          6.000          Jan--14           2,676               --
  Moody, AL                                 7,596          4.978          Jan--14             493            6,350
  Mechanicsburg, PA                        13,679          5.730          Mar--14           1,045           10,538
  Redmond, OR                              10,018          5.616          Apr--14             697            8,484
  Fort Mill, SC(g)                         20,300          5.373          May--14           1,106           18,311
  Eau Claire, WI                            2,079          8.000          Jul--14             313               --
  Jackson, TN                              10,343          5.930          Jul--14             743            8,820
  Carrollton, TX                           14,520          5.530          Jan--15             993           12,022
  Southfield, MI                           11,319          4.550          Feb--15           1,058            4,454
  Franklin, NC                              1,847          8.500          Apr--15             271               --


                                       Lexington Corporate Properties Trust
                                          Supplemental Reporting Package
                                            Mortgages and Notes Payable
                                                     12/31/04
                                                     ($000's)

-----------------------------------------------------------------------------------------------------------------------
                                                                                         Current
                                                                                        Estimated
                                           Debt       Interest Rate                       Annual            Balloon
Property                                  Balance                       Maturity       Debt Service(h)      Payment
-----------------------------------------------------------------------------------------------------------------------
  Houston, TX(i)                        27,488          6.250              Sep-15             2,050            6,985
  Houston, TX(i)                         7,788          6.250              Sep-15               658            2,222
  Sugar Land, TX(i)                     18,050          6.250              Sep-15             1,606            6,286
  Houston, TX(i)                        68,163          6.250              Sep-15             6,470           18,318
  Southborough, MA                       2,013          7.500              Sep-15               275               --
  Danville, IL                           6,522          9.000              Jan-16               692            4,578
  Temple, TX                             9,106          6.090              Jan-16               668            7,446
  Bremerton, WA                          6,731          6.090              Apr-16               494            5,465
  Dillon, SC                            11,793          7.900              Dec-16             1,263            5,273
  Westmont, IL                          15,877          6.210              Mar-18             1,292            9,662
  Wall Township, NJ(i)                  29,899          6.250              Jan-21             2,013               --
                                 -------------     ----------                            ----------       ----------
                                    $  752,233          6.582%                            $  72,782        $ 471,548
                                 -------------     -----------                           ----------       ----------

  Property--Variable Rate
  -----------------------
  Milpitas, CA (a) (b)              $   13,676          5.500%            July-05         $   1,352       $   12,713
                                 -------------     -----------                           ----------       ----------

  Corporate
  ---------
  Credit Facility (d)                       --             --%             Aug-06       $        --      $        --
                                 -------------     -----------                           ----------       ----------

  Total                          $     765,909          6.562%                          $    74,134      $   484,261
                                 =============          ======                          ===========      ===========


_______________________________
(a) Floating rate debt, 30 day LIBOR plus 350 bps; option to extend maturity to 7/1/06 with spread of 400 bps.
(b) All property cash flows, net of interest expense, are used for principal amortization.
(c) Interest only through April 2004, and $563 in annual debt service thereafter.
(d)   Floating rate debt, 30/60/90 day LIBOR plus 150 to 250 bps.
(e) Mortgage was accrual only through 01/31/04. Commencing 02/01/04 annual debt service of $218 is due.
(f)   Interest only through maturity.
(g) Interest only through 10/1/07. Commencing 11/1/07 annual debt service of $1,364 is due.
(h)   Remaining payments for debt with less than 12 months to maturity.
(i)   Debt balances based upon imputed interest rates.
(j)   Debt balance included in discontinued operations on the balance sheet.


                                       Lexington Corporate Properties Trust
                                          Supplemental Reporting Package
                                                 Mortgages Payable
                                                     12/31/04
                                                      (000's)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Current
                                                     LXP                                          Estimated
                                     Debt       Proportionate     Interest                          Annual             Balloon
Joint Venture Property              Balance         Share           Rate          Maturity        Debt Service         Payment
------------------------------------------------------------------------------------------------------------------------------------
Columbia, SC(1)                     $  24,134   $     9,654          7.850%         Oct-09      $   2,196             $   22,586
Houston, TX(2)                         20,814         6,938          7.580          Oct-09          2,032                 18,229
Santa Clarita, CA(3)                   28,200         8,460          4.750          Oct-09          1,340                 28,200
Fishers, IN(2)                         14,798         4,933          8.190          Apr-10          1,499                 12,960
Watertown, NY(3),(5)                    2,716           815          6.000          Jul-10            596                     --
San Diego, CA(3),(5)                    1,841           552          6.000          Jul-10            404                     --
Lorain, OH(3),(5)                       4,089         1,227          6.000          Jul-10            898                     --
Galesburg, IL(3),(5)                    1,621           486          6.000          Jul-10            356                     --
Fairlea, WV(3),(5)                      1,908           572          6.000          Jul-10            419                     --
Manteca, CA(3),(5)                      2,889           867          6.000          Jul-10            634                     --
Herndon, VA(2)                         11,373         3,791          7.600          Sep-10          1,107                  9,769
Lake Mary, FL(2)                       13,086         4,362          7.880          Oct-10          1,181                 12,118
Lake Mary, FL(2)                       13,047         4,349          7.880          Oct-10          1,178                 12,082
Irving, TX(2)                          26,297         8,766          8.160          Oct-10          2,432                 24,454
Parsippany, NJ(2)                      40,545        13,515          7.350          Mar-11          3,472                 37,047
Novato, CA(3)                          22,531         6,759          5.750          Jul-11          1,600                 20,307
Winchester, VA(2)                      10,655         3,552          7.330          Aug-11            908                  9,675
Antioch, TN(3)                         14,708         4,412          7.940          Oct-11          1,580                 11,177
Milford, OH(2)                         16,727         5,576          8.170          Feb-12          1,751                 12,686
Temperance, MI(2)                      11,604         3,868          6.000          Sep-12            936                  9,400
Laurens, SC(2)                         17,310         5,770          6.000          Sep-12          1,396                 14,022
Farmington Hills, MI(2)                20,979         6,993          5.420          Sep-12          1,500                 17,724
Baton Rouge, LA(3)                      6,899         2,070          4.900          Oct-12            443                  5,943
Plymouth, MI(3)                        12,538         3,761          6.220          Dec-12          1,026                 10,026
Colorado Springs, CO(2)                11,734         3,911          6.250          Dec-12            887                 10,272
Centennial, CO(3)                      15,738         4,721          6.150          Feb-13          1,177                 13,555
Malvern, PA(3)                         13,233         3,970          5.530          Jan-14            916                 11,236
Arlington, TX(4)                       21,782         5,446          5.810          Feb-14          1,551                 18,605
New Lenox, IL(3)                       17,400         5,220          5.510          Feb-14            972                 17,400
Logan Township, NJ(3)                   7,690         2,307          4.760          Apr-14            371                  6,784
Rancho Cordova, CA(3)                  18,855         5,657          6.000         Sept-14          1,457                 14,646
Weston, FL(3)                          10,848         3,254          5.420          Nov-14            733                  9,066
Canonsburg, PA(3)                       9,095         2,729          5.377          Dec-14            489                  9,095
Chicago, IL(3)                         29,900         8,970          5.105          Jan-15          1,548                 29,900
Herndon, VA(3)                         12,382         3,715          5.920          Apr-15            888                 10,359
Mission, TX(3)                          6,513         1,954          5.780          Jun-15            462                  5,371
Houston, TX(3)                         23,910         7,173          5.410          Oct-15          1,311                 21,846
Weston, FL(3)                           7,492         2,248          5.520          Nov-17            512                  5,758
Watertown, NY(3),(5)                      996           299          6.000          Jul-18             72                     --
San Diego, CA(3),(5)                      675           203          6.000          Jul-18             49                     --
Lorain, OH(3),(5)                       1,499           450          6.000          Jul-18            108                     --
Galesburg, IL(3),(5)                      594           178          6.000          Jul-18             43                     --
Fairlea, WV(3),(5)                        699           210          6.000          Jul-18             51                     --
Manteca, CA(3),(5)                      1,059           318          6.000          Jul-18             77                     --
Overland Park, KS(4)                   37,620         9,405          5.830          May-19          2,224                 31,819
Kansas City, MO(4)                     17,950         4,488          5.830          May-19          1,061                 15,182
West Chester, PA(3)                    11,120         3,336          6.750          Jul-19          1,204                     --
Meridian, ID(4)                        10,413         2,603          6.010          Aug-19            753                  7,658
Streetsboro, OH(4)                     20,200         5,050          5.285         Sept-19          1,082                 16,338
Lenexa, KS(4)                          10,452         2,613          6.270          Dec-19            774                  7,755
Durham, NH(2)                          19,182         6,394          6.730          Mar-21          1,312                     --
                                 -------------  ------------    ----------                     ----------          --------------
                                    $ 680,340   $   208,870          6.337%                    $   52,968             $   551,050
                                 ============   ===========     ===========                    ==========          ==============


1 The Company has a 40% economic interest in this property.
2 The Company has a 33 1/3% economic interest in this property. 3 The Company has a 30% economic interest in this property.
4 The Company has a 25% economic interest in this property.
5 Debt balances based upon imputed rates.

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                             Debt Maturity Schedule
                                    12/31/04
                                    ($000's)


                             Consolidated properties
--------------------------------------------------------------------------------

                    Scheduled            Balloon             Balloon Weighted
                  Amortization          Payments(1)        Average Interest Rate
                  ------------          --------           ---------------------
2005               $    24,057         $    12,713                    5.50%
2006                    25,873                  --                      --
2007                    31,298                  --                      --
2008                    25,474              65,557                    6.60
2009                    26,007              47,680                    7.18
               ---------------     ---------------        ----------------
                   $   132,709         $   125,950                    6.71%
               ===============     ===============        =================



               Joint venture properties -- LXP proportionate share
--------------------------------------------------------------------------------


                    Scheduled            Balloon             Balloon Weighted
                  Amortization          Payments(2)        Average Interest Rate
                  ------------          --------           ---------------------
2005               $     3,011         $        --                      --
2006                     3,228                  --                      --
2007                     3,487                  --                      --
2008                     3,749                  --                      --
2009                     4,216              23,571                    6.67%
               ---------------     ---------------        -----------------
                   $    17,691         $    23,571                    6.67%
               ===============     ===============        =================


(1) Properties encompassing totals are detailed on page 21 and 22.
(2) Properties encompassing totals are detailed on page 23.

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                           Revenue By Tenant Industry
                                    12/31/04



                ----------------------------------------------------------------
                                                    Percentage of Historical
                Tenant Industry                         12 Month Base Rent (1)
                ----------------------------------------------------------------
                Energy                                             13.6%
                Finance/Insurance                                  11.6
                Telecommunications                                  9.3
                Transportation/Logistics                            7.6
                Retail--Department/ Discount Store                  7.3
                Technology                                          6.2
                Construction Materials                              5.5
                Healthcare                                          5.4
                Retail--Specialty                                   5.3
                Automotive                                          4.5
                Aerospace/Defense                                   3.9
                Food                                                3.7
                Media/Advertising                                   3.3
                Consumer Products                                   2.7
                Retail--Electronics                                 2.6
                Printing/Production                                 2.5
                Health/Fitness                                      1.6
                Apparel                                             1.4
                Security                                            1.3
                Paper/Containers/Packaging                          0.7
                                                                  -----
                                                                  100.0%
                                                                  ======


(1) Includes proportionate share of joint venture investments and rental revenue recognized from properties sold through date of sale.

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                                 Revenue by MSA
                                    12/31/04

--------------------------------------------------------------------------------
      Metropolitan Statistical Area/Location                         Percentage
      --------------------------------------                         ----------
--------------------------------------------------------------------------------
    1 Houston--Galveston--Brazoria--TX                                      6.9%
    2 Dallas--Fort Worth--TX                                                5.3%
    3 Youngstown--Warren--OH                                                5.3%
    4 Salt Lake City--Ogden--UT                                             5.2%
    5 Detroit--Ann Arbor--Flint--MI                                         4.6%
    6 Philadelphia--Wilmington--Atlantic City--PA--NJ--DE--MD               4.1%
    7 Los Angeles--Riverside--Orange County--CA                             3.8%
    8 Phoenix--Mesa--AZ                                                     3.7%
    9 New York--Northern New Jersey--Long Island--NY--NJ--CT--PA            3.2%
   10 Harrisburg--Lebanon--Carlisle--PA                                     3.0%
   11 Washington--Baltimore--DC--MD--VA--WV                                 2.9%
   12 West Palm Beach--Boca Raton--FL                                       2.6%
   13 Charlotte--Gastonia--Rock Hill--NC--SC                                2.5%
   14 Kansas City--MO--KS                                                   2.5%
   15 San Francisco--Oakland--San Jose--CA                                  2.4%
   16 Chicago--Gary--Kenosha--IL--IN--WI                                    2.2%
   17 Columbia--SC                                                          2.0%
   18 Columbus--OH                                                          1.8%
   19 Boston--Worcester--Lawrence--MA--NH--ME--CT                           1.7%
   20 Richmond--Petersburg--VA                                              1.6%
   21 Tampa--St. Petersburg--Clearwater--FL                                 1.5%
   22 Greenville--Spartanburg--Anderson--SC                                 1.5%
   23 Ocala--FL                                                             1.3%
   24 Norfolk--Virginia Beach--Newport News--VA--NC                         1.2%
   25 Orlando--FL                                                           1.1%
   26 Dillon--SC                                                            1.1%
   27 Hartford--CT                                                          1.1%
   28 Atlanta--GA                                                           1.0%
   29 Chester--VA                                                           1.0%
   30 Killeen--Temple--TX                                                   0.9%
   31 Portland--Salem--OR--WA                                               0.9%
   32 Seattle--Tacoma--Bremerton--WA                                        0.9%
   33 San Antonio--TX                                                       0.9%
   34 Redmond--OR                                                           0.8%
   35 Cincinnati--Hamilton--OH--KY--IN                                      0.7%
   36 Florence--SC                                                          0.7%
   37 Dubuque--IA                                                           0.7%
   38 Canton--Massillon--OH                                                 0.7%
   39 Denver--Boulder--Greeley--CO                                          0.7%
   40 Indianapolis--IN                                                      0.6%
   41 Laurens--SC                                                           0.6%
   42 Baton Rouge--LA                                                       0.6%
   43 Klamath Falls--OR                                                     0.6%
   44 Waterloo--Cedar Falls--IA                                             0.6%
   45 Honolulu--HI                                                          0.6%

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                                 Revenue by MSA
                                    12/31/04


--------------------------------------------------------------------------------
      Metropolitan Statistical Area/Location                         Percentage
      --------------------------------------                         ----------
--------------------------------------------------------------------------------
   46 Danville--IL                                                          0.6%
   47 San Diego--CA                                                         0.5%
   48 Cleveland--Akron--OH                                                  0.5%
   49 Birmingham--AL                                                        0.5%
   50 Jackson--TN                                                           0.5%
   51 Newport--OR                                                           0.5%
   52 Knoxville--TN                                                         0.5%
   53 New Haven--West Haven--Bridgeport--CT                                 0.5%
   54 Henderson--NC                                                         0.5%
   55 McAllen--Edinburg--Mission--TX                                        0.5%
   56 Kalamazoo--Battle Creek--MI                                           0.4%
   57 Mansfield--OH                                                         0.4%
   58 Jacksonville--FL                                                      0.3%
   59 Colorado Springs--CO                                                  0.3%
   60 Sacramento--Yolo--CA                                                  0.3%
   61 Minneapolis--St. Paul--MN--WI                                         0.3%
   62 Greensboro--Winston--Salem--High Point--NC                            0.3%
   63 Winchester--VA                                                        0.3%
   64 Eau Claire--WI                                                        0.3%
   65 Tucson--AZ                                                            0.3%
   66 Clackamas--OR                                                         0.3%
   67 Des Moines--IA                                                        0.2%
   68 Franklin--NC                                                          0.2%
   69 Tulsa--OK                                                             0.2%
   70 Gordonsville--TN                                                      0.2%
   71 Nashville--TN                                                         0.2%
   72 Miami--Fort Lauderdale--FL                                            0.1%
   73 Memphis--TN--AR--MS                                                   0.1%
   74 Gainesville--GA                                                       0.1%
   75 Stockton--Lodi--CA                                                    0.1%
   76 Boise City--ID                                                        0.1%
   77 Reno--NV                                                              0.1%
   78 Anniston--AL                                                          0.1%
   79 Lynchburg--VA                                                         0.1%
   80 Syracuse--NY                                                            --
   81 Pittsburgh--PA                                                          --
   82 Wilmington--NC                                                          --
   83 Watertown--NY                                                           --
   84 Galesburg--IL                                                           --
   85 Lewisburg--WV                                                           --
================================================================================
      Totals                                                              100.0%
================================================================================

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                               Other Revenue Data
                                    12/31/04



                                   Historical 12--Month Base Rent
Revenue by Property Type                    ($000's)(A)             Percentage
--------------------------------------------------------------------------------

Office                                   $    102,663                   60.7%
Industrial                                     54,292                   32.1
Retail                                         12,208                    7.2
                                           ----------                 -------
                                         $    169,163                  100.0%
                                           ==========                ========

Revenue by Credit Rating(C)
---------------------------
Investment Grade                         $     81,663                    48.3%
Non--Investment Grade                          35,286                    20.9
Unrated                                        52,214                    30.8
                                           ----------                 --------
                                         $    169,163                   100.0%
                                         ============                 ========




                                                                                                    Percentage of
                                                                                                   Base Rent for 12
                                                     Number of                                          Months
Top 15 Tenants/Guarantors                          Properties(B)   Property Type                    Ended 12/31/04(A)
----------------------------------------------------------------------------------------------------------------------
Baker Hughes, Inc.                                       4         Office (3)/Industrial (1)              6.0%
Kmart Corporation                                        7         Industrial(1)/Retail (6)               5.3
Northwest Pipeline Corp.                                 1         Office                                 5.2
Exel Logistics, Inc.(NFC plc)                            4         Industrial                             3.0
Nextel Finance Company                                   4         Office                                 2.8
Honeywell, Inc.                                          3         Office                                 2.5
Wells Fargo Home Mortgage, Inc.                          2         Office                                 2.5
Employers Reinsurance Corp.                              2         Office                                 2.4
Michaels Stores, Inc.                                    2         Industrial                             2.3
Owens Corning                                            4         Industrial                             2.2
VarTec Telecom, Inc. (D)                                 1         Office                                 2.1
James Hardie Building Products, Inc.                     1         Industrial                             2.0
(James Hardie Industries N.V.)
Circuit City Stores, Inc.                                3         Office(1)/Retail(1)/Industrial (1)     2.0
Aventis Pharmaceuticals, Inc.                            1         Office                                 1.7
Blue Cross Blue Shield of South Carolina, Inc.           1         Office                                 1.5
                                                        --                                                ---
                                                        40                                               43.5%
                                                        ==                                               =====


(A) Includes proportionate share of joint venture investments and rental revenue recognized from properties sold through the date of sale.
(B)   As of December 31, 2004.
(C)   As of February 7, 2005.
(D)   Tenant declared bankruptcy and has rejected the lease.